February 21, 2012

THE DREYFUS/LAUREL FUNDS, INC.:

DREYFUS CORE EQUITY FUND

Supplement to Prospectus dated

January 1, 2012

Effective March 31, 2012, the following information will supersede and replace the third sentence in the first paragraph of the section of the Fund’s Prospectus entitled

“Distributions and Taxes”:

The fund normally pays dividends quarterly and capital gain distributions annually.